Exhibit 10.30.1

Execution Copy
CONFIRMATION

Date:	December 8, 2008

To:	Ashford Hospitality LP (“Party B”)
14185 Dallas Parkway
Suite 1150
Dallas, TX 75254
Telephone: 972-778-9451
Fax: 972-490-9605

From:	Bank of America, N.A. (“Party A”)
233 South Wacker Drive — Suite 2800
Chicago, Illinois 60606
Department:	Swaps Operations
Telephone:	(+1) 312 234 2732
Fax:	(+1) 866 255 1444

Re:	Interest Rate Flooridor Transaction
Our Reference Number:	52557550/52557564
Dear Sir/Madam,
The purpose of this letter is to confirm the terms and conditions of the interest rate floor transaction entered into between Party A and Party B (each a “Party” and together the “Parties”) on the Trade Date specified below (the “Transaction”). This letter agreement constitutes a “Confirmation” as referred to in the ISDA Form specified below. This document supersedes all previous confirmations and amendments with respect to the above referenced transaction.
The Parties agree that the Transaction to which this Confirmation relates shall be governed by an ISDA Master Agreement, in the pre-printed form of the 1992 ISDA Master Agreement (Multicurrency-Cross Border) published by ISDA (the “ISDA Form”), and that such ISDA Form, as amended, supplemented or modified by this Confirmation, is incorporated by reference herein and deemed to have been entered into by the Parties on or prior to the Trade Date for the purpose of governing only the Transaction evidenced by this Confirmation. Copies of the ISDA Form are available upon request.
This Confirmation incorporates by reference the definitions and provisions contained in the 2006 ISDA Definitions (the “Definitions”) as published by the International Swaps and Derivatives Association, Inc. (“ISDA”). Such definitions and provisions are incorporated by reference herein. In the event of any inconsistency between this Confirmation and the Definitions or the ISDA Form, this Confirmation will govern.

I. General Terms of Rate Protection Transaction:
The terms of the particular Transaction to which this Confirmation relates are as follows:

Notional Amount:	USD 900,000,000

Trade Date:	December 1, 2008

Effective Date:	December 15, 2008

Termination Date:	December 14, 2009, subject to adjustment in accordance with the Modified Following Business Day Convention.
Party A Floating Amounts:

Floating Rate Payer:	Party A

Floating Rate Payer Payment Dates:	Thirteenth (13th) calendar day of each month commencing January 13, 2009 continuing until the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention.

Floating Rate Payer Period End Dates:	The Thirteenth (13th) day of each month, commencing on the Effective Date and ending on the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention.

Floating Rate Option:	USD-LIBOR-BBA (No Interpolation)

Designated Maturity:	1 Month

Spread:	None

Floating Rate Day Count Fraction:	Actual/360

Reset Dates:	Thirteenth (13th) calendar day of each month, subject to adjustment in accordance with the Modified Following Business Day Convention.

Compounding:	Inapplicable

Floor Rate:	1.25% (per cent) per annum

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Party B Floating Amounts:

Floating Rate Payer:	Party B

Floating Rate Payer Payment Dates:	Thirteenth (13th) calendar day of each month commencing January 13, 2009 continuing until the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention.

Floating Rate Payer Period End Dates:	Thirteenth (13th) calendar day of each month, commencing on the Effective Date and ending on the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention.

Floating Rate Option:	USD-LIBOR-BBA

Designated Maturity:	1 Month (No Interpolation)

Spread:	None

Floating Rate Day Count Fraction:	Actual/360

Reset Dates:	Thirteenth (13th) calendar day of each month, subject to adjustment in accordance with the Modified Following Business Day Convention.

Compounding:	Inapplicable

Floor Rate:	0.75% (per cent) per annum

Fixed Amounts:

Fixed Rate Payer:	Party B

Fixed Rate Payer Payment Dates:	Two (2) Business Day following the Trade Date

Fixed Amount:	USD 1,500,000

Business Days:	New York

Calculation Agent:	Party A
II. Additional Provisions:
(a) “Specified Entity” will not apply to Party A and will not apply to Party B for purposes of 5(a)(v), 5(a)(vi), 5(a)(vii) and 5(b)(iv).
(b) The “Cross Default” provisions of Section 5(a)(vi) of the ISDA Form will not apply to Party A or Party B.

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(c) The “Default under Specified Transaction” provisions of Section 5(a)(v) will not apply to Party A or Party B.
(d) The “Credit Event Upon Merger” provisions of Section 5(b)(iv) of the ISDA Form will not apply to Party A or Party B.
(e) [Reserved.]
(f) The “Automatic Early Termination” provision of Section 6(a) of the ISDA Form will not apply to Party A or Party B.
(g) Payments on Early Termination. For the purpose of Section 6(e) of the ISDA Form:
(i) Market Quotation will apply; and
(ii) Second Method will apply.
(h) “Termination Currency” means U.S. Dollars.
(i) “Additional Termination Event” will not apply.
(j) Tax Representations:
(i)	Payer Tax Representations. For the purpose of Section 3(e) of the ISDA Form, Party A and Party B each make the following representation:

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii), or 6(e) of the ISDA Form) to be made by it to the other party under this Confirmation. In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of the ISDA Form, (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of the ISDA Form, and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of the ISDA Form, and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of the ISDA Form; provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(ii)	Payee Tax Representations. For the purpose of Section 3(f) of the ISDA Form, (i) Party A represents that it is a national banking association organized under the laws of the United States, it is the beneficial owner of all payments made to it under this Confirmation and its United States federal taxpayer identification number is 94-1687665, and (ii) Party B represents that it is a limited partnership organized under the laws of the State of Delaware, it is treated as a partnership for United States federal income tax purposes, it is the beneficial owner of all payments made to it under this Confirmation, it is a U.S. Person (as such term is used in the United States Treasury Regulations Section 1.441-4(a)(3)(ii)), and its federal taxpayer identification number is as identified in Annex A.

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(k) Agreement to Deliver Documents.
For the purpose of Section 4(a)(i) and (ii) of the ISDA Form, each Party agrees to deliver the following documents as applicable:
(i)	Tax forms, documents or certificates to be delivered are:

Party B agrees to complete, execute, and deliver to Party A a valid United States Internal Revenue Service Form W-9, or any successor to such form, and any required attachments thereto (i) upon execution and delivery of this Confirmation, (ii) promptly upon reasonable demand by Party A, and (iii) promptly upon learning that any such form(s) previously provided by Party B has become obsolete or is incorrect.

(ii)	Other documents to be delivered are:

Party required to		Date by which	Covered by Section
deliver document	Form/Document/Certificate	to be delivered	3(d) Representation

Party A and Party B	Incumbency Certificate or other documents evidencing the authority of the persons executing this Confirmation.	On the Closing Date	Yes

Party A and Party B	Certified copies of all corporate resolutions authorizing the execution of this Confirmation.	Upon execution and delivery of this Confirmation	Yes
(l) Addresses for Notices:
Address for notices or communications to Party A:
Bank of America, N.A.
Sears Tower
233 South Wacker Drive, Suite 2800
Chicago, IL 60606
Attention: Swap Operations
Telephone No.: 312-234-2732
Facsimile No.: 866-255-1444
With a copy to:
Bank of America, N.A.
One Bryant Park, NY1-100-05-01
New York, New York 10036
Attention: Client Integration Documentation Group
Facsimile: 212-548-8622

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Address for notices or communications to Party B:
Ashford Hospitality LP
Attention: Doug Kessler
14185 Dallas Parkway
Suite 1150
Dallas, Texas 75254
Telephone: 972.778.9451
Fax: 972.490.9605
With a copy to:
Chatham Financial Corporation
Attention: Mike Cornelius
10901 West Toller Drive, #301
Littleton, Colorado 80127
Telephone: 720-249-2097
Fax: 720-221-3519
(m) Account Details.
As advised under separate cover with reference to this Confirmation, each party shall provide appropriate payment instructions to the other party in writing and such instructions shall be deemed to be incorporated into this Confirmation.
(n) Process Agent.
Party A appoints as its Process Agent:               Not Applicable.
Party B appoints as its Process Agent:               Not Applicable.
(o) Multibranch Party. For the purpose of Section 10(c) of the ISDA Form:
(i)	Party A is a Multibranch Party and may act through the following Offices: Charlotte, North Carolina; Chicago, Illinois; San Francisco, California; New York, New York; Boston, Massachusetts; or such other Office as may be agreed to by the Parties.

(ii)	Party B is not a Multibranch Party.
(p) “Credit Support Document” means for:
Party A: Not Applicable
Party B: Not Applicable.
(q) Credit Support Provider. In relation to Party A, not applicable and in relation to Party B, not applicable.
(r) Governing Law. This Confirmation and any and all controversies arising out of or in relation to this Confirmation will be governed by and construed in accordance with the laws of the State of New York (without reference to its conflict of laws doctrine).

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(s) Waiver of Right to Trial by Jury. EACH PARTY IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS TRANSACTION.
(t) USA PATRIOT Act Notice. Party A hereby notifies Party B that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies Party B, which information includes the name and address of Party B and other information that will allow Party A to identify Party B in accordance with the Act.
(u) Netting of Payments. Subparagraph (ii) of Section 2(c) of the ISDA Form will apply.
(v) Right of Set-off. For the purposes of Section 6(e), Set-off and counterclaim will not apply.
(w) “Affiliate” will have the meaning specified in Section 14 of the ISDA Form, provided that Party A and Party B shall have, or be deemed to have, no Affiliates for the purposes of this Confirmation.
(x) Consent to Recording. The Parties agree that each party may electronically record all telephonic conversations between marketing and trading personnel in connection with this Confirmation. Each party agrees to obtain any necessary consent of, and give any necessary notice of such recording to its relevant personnel.
(y) Fully-paid Transactions.
(i)	The condition precedent in Section 2(a)(iii)(l) does not apply to a payment and delivery owing by a party if the other party shall have satisfied in full all its payment or delivery obligations under Section 2(a)(i) of this Confirmation and shall at the relevant time have no further payment or delivery obligations, whether absolute or contingent under Section 2(a)(i).

(ii)	Notwithstanding the terms of Section 5 and 6 of the ISDA Form if at any time and so long as one of the Parties to this Confirmation (“X”) shall have satisfied in full all its payment and delivery obligations under Section 2(a)(i) of the ISDA Form and shall at the time have no future payment or delivery obligations, whether absolute or contingent under such Section, then unless the other party (“Y”) is required pursuant to appropriate proceedings to return to X or otherwise returns to X upon demand of X any portion of any such payment or delivery, (a) the occurrence of an event described in Section 5(a) of the ISDA Form with respect to X shall not constitute an Event of Default or a Potential Event of Default with respect to X as the Defaulting Party and (b) Y shall be entitled to designate an Early Termination Date pursuant to Section 6 of the ISDA Form only as a result of the occurrence of a Termination Event as set forth in Section 5(b)(i) of the ISDA Form with respect to Y as the Affected Party.

(iii)	This Confirmation shall govern only this Transaction which is an interest rate floordior in respect of which (a) Party B is the purchaser and (b) Party B pays the relevant premium amount in full (an “Upfront Premium”) at the inception of this Transaction, and has no further payment or delivery obligations under Section 2(a)(i) whether absolute or contingent, subsequent to the payment of such Upfront Premium.
(z) Expenses. Party B shall not be liable for and shall be precluded from payment of any out-of-pocket expenses required under Section 11 of the ISDA Form and incurred by Party A related to the enforcement and protection of Party A’s rights under this Confirmation.

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(aa) No Petition. Party A covenants that it will not institute against or cause any other person to institute against or join any other person in instituting against Party B any reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under any federal or state bankruptcy, dissolution, or similar law, for 365 days after the outstanding rated securities related to the Transaction that this Confirmation governs have been paid in full.
(bb) [Reserved.]
(cc) No Reliance. Each party represents to the other party that: (1) it is acting for its own account and has made its own independent decisions to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based on its own judgment and upon advice from such advisors as it has deemed necessary; (2) it is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction, it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction; (3) no communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of this Transaction; and (4) it is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this Transaction; and (5) it is capable of assuming, and assumes, the financial and other risks of this Transaction.
(dd) ERISA. Party B hereby represents that it is not (i) an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)), subject to Title I of ERISA; a plan (as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the “Code”)), subject to Section 4975 of the Code; or a plan subject to any other federal, state, local or non-U.S. statute, regulation, procedure or restriction that is materially similar to Section 406 of ERISA or Section 4975 of the Code (any such employee benefit or other plan, a “Plan”); or (ii) a person acting on behalf of or deemed to hold assets of any Plan. Party B will provide notice to Party A in the event that it becomes aware that it is in breach of any aspect of this representation or that, with the passing of time, giving of notice or expiry of any applicable grace period, it will breach this representation.
(ee) Account Details and Settlement Information.
Payments to Party A:
Bank of America, N.A., New York
ABA Number: 026-0095-93, for the account of
Bank of America, N.A., Charlotte
Account Number: 6550-219386
Attention: Derivatives Department
Swift Code: BOFAUS6SGDS
Payments to Party B:
JP Morgan Chase Bank
Dallas, Texas
ABA Number: 021000021, for the account of
Ashford Hospitality LP
Account Number: 8806397111
Bank Contact: Dee Taylor (214) 965-3939
Company Contact: Paul Franklin (972) 778-9233

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Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by returning via telecopier an executed copy of this Confirmation in its entirety to the attention of Global FX and Derivative Operations (fax no.(+1) 866 255 1444).
     Accepted and confirmed as of the date first written:

BANK OF AMERICA, N.A.		ASHFORD HOSPITALITY LP

By:		By:

	Name:		Name:
	Title:		Title:
BofA Trade Ref Number: 52557550/52557564

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